UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2004

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13958	13-3317783

(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Hartford Financial Services Group, Inc.
Hartford Plaza
Hartford, Connecticut	06115-1900

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860)547-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EX-10.1: INCENTIVE STOCK PLAN
EX-10.2: SUMMARY OF COMPENSATION
EX-99.1: PRESS RELEASE

Item 1.01 Entry into a Material Definitive Agreement.

On December 15, 2004, the Compensation and Personnel Committee of the Board of Directors of The Hartford Financial Services Group, Inc. (the “Company”) approved modifications to The Hartford Incentive Stock Plan to: (1) authorize the granting of restricted stock units under The Hartford Incentive Stock Plan; (2) provide non-employee directors the opportunity to defer cash compensation received in connection with director annual retainers and meeting fees into restricted stock units; and (3) allow for a post-termination four-month period in which departed employees may exercise vested stock options. In addition, the Compensation and Personnel Committee approved modifications to each of The Hartford 1995 Incentive Stock Plan and the 2000 PLANCO Non-Employee Option Plan to provide for a four-month period, following termination of service, in which individuals may exercise vested stock options. A copy of The Hartford Incentive Stock Plan, as modified, is provided on Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

As discussed below, on December 16, 2004, the Board of Directors of the Company elected Michael G. Morris as a new director. A summary of the Company’s non-employee director compensation for the 2004-2005 Board year is provided on Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 16, 2004, Michael G. Morris was elected, by the Board of Directors, to serve on the Board of Directors. Mr. Morris also was appointed to serve on the following committees of the Board of Directors: the Compensation and Personnel Committee, the Executive Committee, the Legal and Public Affairs Committee and the Nominating and Corporate Governance Committee. A copy of the press release announcing Mr. Morris’ election to the Board of Directors is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.
10.1	The Hartford Incentive Stock Plan, as amended
10.2	Summary of Compensation for Non-Employee Directors
99.1	Press Release of The Hartford Financial Services Group, Inc., dated December 16, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

Date: December 20, 2004	By: /s/ Neal S. Wolin

Name: Neal S. Wolin
Title: Executive Vice President and General Counsel